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                                                                   EXHIBIT 10.69

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                          SECOND SUPPLEMENTAL INDENTURE



                                 By and Between



                                  CFLD-I, INC.



                                       and



                           ZIONS FIRST NATIONAL BANK,
                                   as Trustee



                                   Relating To



                                   $50,000,000
                                  CFLD-I, Inc.
                         Student Loan Asset Backed Notes
                              Senior Series 2002A-1
                           (Auction Rate Certificates)



                            Dated as of April 1, 2002

================================================================================

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                                TABLE OF CONTENTS

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                                    ARTICLE I

                     SHORT TITLE, DEFINITIONS AND AUTHORITY

Section 1.01. Short Title ..............................................................   3
Section 1.02. Definitions ..............................................................   3
Section 1.03. Authority ................................................................   5
Section 1.04. Definition of Investment Securities ......................................   5

                                   ARTICLE II

             AUTHORIZATION, TERMS AND ISSUANCE OF SERIES 2002A NOTES

Section 2.01. Principal Amount, Designation and Series .................................   9
Section 2.02. Purposes of Issuance .....................................................   9
Section 2.03. Dates, Maturities and Interest Rates .....................................   9
Section 2.04. Form, Denomination, Numbers and Letters ..................................   9
Section 2.05. Book-Entry System; Limited Obligation of Corporation .....................   9
Section 2.06. Appointment of Paying Agent and Registrar ................................  11
Section 2.07. Appointment of Authenticating Agent ......................................  11
Section 2.08. Redemption ...............................................................  12
Section 2.09. Transfer of Notes ........................................................  13
Section 2.10. Execution of Reimbursement Agreement and Custodian Agreement .............  13

                                   ARTICLE III

      DEPOSITS INTO FUNDS AND ACCOUNTS; DISPOSITION OF PROCEEDS OF THE SALE
          OF THE SERIES 2002A NOTES; AND USE AND DISBURSEMENTS OF FUNDS

Section 3.01. Deposits into Funds and Accounts on the Issue Date .......................  14
Section 3.02. Payment of Expenses and Costs of Issuance ................................  14
Section 3.03. Increase in Program Expenses and Maintenance and Operating Expenses ......  14
Section 3.04. Debt Service Reserve Fund ................................................  14
Section 3.05. Recoveries of Principal, Recycling .......................................  16
Section 3.06. Limitation on Sale of Financed Student Loans .............................  16
Section 3.07. Cash Flow Statements .....................................................  16
Section 3.08. Perfection of Financed Student Loans and Defaulted Student Loans .........  16
Section 3.09. Servicing of Financed Student Loans ......................................  17
Section 3.10. Repurchase Obligation Under Student Loan Purchase Agreements .............  17
Section 3.11. Acquisition of Future Private Loans ......................................  18
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                                   ARTICLE IV

                            CREDIT FACILITY PROVIDER

Section 4.01. Rights of Credit Facility Provider Controlling ....................  18
Section 4.02. Payments Under the Credit Facility for the Series 2002 Notes ......  18
Section 4.03. Notices, Consents, Miscellaneous ..................................  20
Section 4.04. Consents, Etc. by Credit Facility Provider Limited ................  21
Section 4.05. Rating Notifications Upon a Credit Confirmation ...................  22

                                    ARTICLE V

                                  MISCELLANEOUS

Section 5.01. Second Supplemental Indenture Construed with General Indenture ....  22
Section 5.02. General Indenture as Supplemented to Remain in Effect .............  22
Section 5.03. Severability ......................................................  22
Section 5.04. Confirmation of Actions ...........................................  22
Section 5.05. Governing Law .....................................................  22
Section 5.06. Notices ...........................................................  22
Section 5.07. Rights of Credit Facility Provider ................................  24
Section 5.08. Execution in Counterparts .........................................  24

EXHIBIT A   PROVISIONS RELATING TO SERIES 2002A NOTES OUTSTANDING AS AUCTION
            RATE CERTIFICATES
EXHIBIT B   FORM OF FINANCIAL GUARANTY INSURANCE POLICY
EXHIBIT C   FORM OF NOTICE OF CHANGE IN LENGTH OF ONE OR MORE AUCTION PERIODS
EXHIBIT D   FORM OF NOTICE ESTABLISHING CHANGE IN LENGTH
EXHIBIT E   FORM OF NOTICE OF CHANGE IN AUCTION DATE
EXHIBIT F   FORM OF SERIES 2002A NOTES
EXHIBIT G   DTC BLANKET LETTER OF REPRESENTATIONS
EXHIBIT H-1 FORM OF INVESTMENT LETTER
EXHIBIT H-2 FORM OF INVESTMENT LETTER
EXHIBIT I   FORM OF DEBT SERVICE RESERVE SURETY BOND



                                       ii
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         THIS SECOND SUPPLEMENTAL INDENTURE, dated as of April 1, 2002 (this
"Second Supplemental Indenture"), is entered into by and between CFLD-I, INC. (the "Corporation"), a corporation established under the laws of the State of Delaware, and ZIONS FIRST NATIONAL BANK, a national banking association authorized to accept trusts of the nature established herein (the "Trustee"), and amends and supplements the General Indenture, dated as of April 1, 2001 (the "General Indenture"), between the Corporation and the Trustee, as previously supplemented by the First Supplemental Indenture, dated as of April 1, 2001 (the "First Supplemental Indenture"), between the Corporation and the Trustee and as simultaneously amended and supplemented by the Third Supplemental Indenture, dated as of April 1, 2002 (the "Third Supplemental Indenture"), between the Corporation and the Trustee.

         WHEREAS, The MEGA Life and Health Insurance Company, an Oklahoma corporation ("MEGA"), and Mid-West National Life Insurance Company of Tennessee, a Tennessee corporation ("Mid-West"), offer whole life insurance policies with student loan benefits (the "Life Insurance Policies"); and

         WHEREAS, pursuant to the College First Alternative Loan Program (the "Student Loan Program"), a policyholder under a Life Insurance Policy may obtain a loan (a "College First Student Loan") to fund the policyholder's children's educational expenses at an educational institution approved under the Student Loan Program; and

         WHEREAS, the College First Student Loans are presently originated by Richland State Bank, a South Dakota banking institution ("Richland"), pursuant to the terms and provision of a Loan Underwriting and Processing Agreement, dated as of June 12, 2000 (the "Loan Underwriting Agreement"), among Richland, MEGA and Mid-West; and

         WHEREAS, UICI Funding Corp. 2, a Delaware corporation ("UICI Funding"), has agreed to purchase all of the College First Student Loans originated by Richland pursuant to the terms and provisions of a Loan Origination and Purchase Agreement, dated as of June 12, 2000 (the "Loan Origination and Purchase Agreement"), between Richland and UICI Funding; and

         WHEREAS, the Corporation and UICI Funding have entered into an Amended and Restated Student Loan Purchase Agreement, dated April 10, 2002 (the "College First Student Loan Purchase Agreement"), permitting the Corporation to purchase certain College First Student Loans owned by UICI Funding; and

         WHEREAS, MEGA, Mid-West, UICI Funding and the Corporation are wholly-owned subsidiaries of UICI, a Delaware corporation ("UICI"); and

         WHEREAS, certain College First Student Loans are secured, in part, by an allocable portion of the cash surrender value of the policyholder's Life Insurance Policy related to such College First Student Loan (the "Cash Surrender Value"); and

         WHEREAS, a College First Student Loan made to a policyholder who receives a credit score higher than a certain predetermined level is eligible to be insured by The Education Resources Institute, Inc., a private non-profit corporation organized under Chapter 180 of the Massachusetts General Laws ("TERI"), pursuant to the terms and provisions of an Amended and Restated Guaranty Agreement, dated as of December 31, 1999, between UICI and TERI, or the

Guaranty Agreement, dated as of April 1, 2001, between the Corporation and TERI (collectively, the "TERI Guaranty Agreement"), or by United Student Aid Funds, Inc. ("USA Funds"), a Delaware corporation, pursuant to the terms and provisions of an Amended and Restated Guarantee Agreement, dated as of January 1, 1996 (the "USA Funds Guarantee Agreement"), among, MEGA, Mid-West, the Corporation and USA Funds; and

         WHEREAS, the Corporation, in the future may desire to purchase other student loans permitted to be acquired pursuant to this Indenture, including student loans made pursuant to the Federal Family Education Loan Program (the "FFELP Loans") under the Higher Education Act of 1965, as amended (the "Higher Education Act"); and

         WHEREAS, pursuant to the Corporation's Articles of Incorporation and this Indenture, the Corporation is authorized to issue its debt obligations (the "Notes") to obtain funds to make or purchase College First Student Loans, FFELP Loans and other student loans permitted to be acquired pursuant to this Indenture (collectively, the "Student Loans"); and

         WHEREAS, any series of the Notes (a "Series") may be secured by a form of credit enhancement purchased by the Corporation, including, without limitation, a letter of credit, bond insurance, a surety bond or a standby bond purchase agreement (each a "Credit Facility") delivered by the provider of such Credit Facility (the "Credit Facility Provider"); and

         WHEREAS, the Corporation has previously issued two Series of Notes (the "Series 2001A Notes") in the aggregate principal amount of $100,000,000 to, in part, acquire certain Student Loans from UICI Funding pursuant to the College First Student Loan Purchase Agreement; and

         WHEREAS, the Corporation desires to issue its third Series of Notes (the "Series 2002A Notes") in the aggregate principal amount of $50,000,000 to, in part, acquire additional Student Loans from UICI Funding pursuant to the College First Student Loan Purchase Agreement; and

         WHEREAS, the Series 2002A Notes shall be issued as Senior Notes (as defined in the General Indenture); and

         WHEREAS, MBIA Insurance Corporation, as a Credit Facility Provider, has agreed to guarantee the payment of the principal of and interest on the Series 2002A Notes, when due, pursuant to a Credit Facility for the Series 2002A Notes to be issued simultaneously with the delivery of the Series 2002A Notes; and

         WHEREAS, Section 8.01(g) of the General Indenture permits the Corporation and the Trustee, with the written consent of each Credit Facility Provider, but without the consent of the Registered Owners of any Notes issued under the General Indenture, to enter into Supplemental Indentures which amend and supplement the General Indenture (which Supplemental Indentures shall thereafter form a part of the General Indenture) for the purpose of authorizing one or more Series of Notes; and

         WHEREAS, MBIA Insurance Corporation, as the sole Credit Facility Provider, has consented to the execution and delivery of this Second Supplemental Indenture by the Corporation and the Trustee; and



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         WHEREAS, UBS PaineWebber Inc., as the initial purchaser for the Series
2002A Notes, has agreed to place the Series 2002A Notes with certain qualified institutional buyers and institutional accredited investors; and

         WHEREAS, all things necessary to constitute the Indenture, including this Second Supplemental Indenture, a valid, binding and legal instrument for the security of the Notes issued pursuant to the Indenture in accordance with its terms, have been done and performed.

         NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:

                                    ARTICLE I

                     SHORT TITLE, DEFINITIONS AND AUTHORITY

         SECTION 1.01. SHORT TITLE. This Second Supplemental Indenture shall be known as and may be designated by the short title "Second Supplemental Indenture" (this "Second Supplemental Indenture").

         SECTION 1.02. DEFINITIONS. All words and phrases defined in Article I of the General Indenture or in Exhibit A hereto, respectively, shall have the same meaning in this Second Supplemental Indenture, except as otherwise appears in this Section. In addition, the following terms shall have the following meanings, unless the context otherwise requires:

         "ARCs" means the Series 2002A Notes bearing interest at Auction Rates.

         "Authorized Denomination" means, with respect to the Series 2002A Notes, principal amounts of $50,000 and integral multiples thereof.

         "Cede" means Cede & Co., the nominee of DTC, and any successor nominee thereof.

         "Credit Facility" shall include the financial guaranty insurance policy No. 37775(1), issued by MBIA Insurance Corporation, and any replacements thereof, the form of which is attached as Exhibit B hereto.

         "Debt Service Reserve Policy" shall include the Debt Service Reserve Surety Bond No. 37775(2) to be delivered by MBIA Insurance Corporation (which also replaces Debt Service Reserve Surety Bond No. 350463), and any replacement thereof, the form of which is attached hereto as Exhibit I.

         "Debt Service Reserve Requirement" with respect to the Series 2002A Notes, means an amount equal 2% of the principal amount of the Series 2002A Notes Outstanding from time to time.

         "DTC" means The Depository Trust Company, and any successor thereof.

         "Financial Guaranty Agreement" means the Amended and Restated Financial Guaranty Agreement, dated as of April 1, 2001, as amended and restated as of April 1, 2002, between the



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Corporation and the Surety Provider, relating to the Debt Service Reserve
Policy, as amended and supplemented in accordance with its terms.

         "First Supplemental Indenture" means the First Supplemental Indenture, dated as of April 1, 2001, by and between the Trustee and the Corporation, amending and supplementing the General Indenture, as amended and supplemented in accordance with the terms of the General Indenture.

         "Fitch" means Fitch Ratings, its successors and assigns, and if such entity shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Fitch" shall be deemed to refer to any nationally recognized securities rating agency designated by a Corporation Order, with written notice thereof to the Trustee and Credit Facility Provider.

         "General Indenture" means the General Indenture, dated as of April 1, 2001, by and between the Trustee and the Corporation, as amended and supplemented in accordance with the terms thereof.

         "Initial Purchaser" means UBS PaineWebber Inc. and any successor thereof.

         "Insurance Paying Agent" means State Street Bank & Trust Company or its successors under the Credit Facility for the Series 2002A Notes.

         "Issue Date" shall include the date of original delivery of the Series 2002A Notes; April 10, 2002.

         "Moody's" means Moody's Investors Service, Inc., its successors and assigns, and if such entity shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any nationally recognized securities rating agency designated by a Corporation Order, with written notice thereof to the Trustee and Credit Facility Provider.

         "Participants" means those broker-dealers, banks and other financial institutions from time to time for which DTC holds Series 2002A Notes as Securities Depository.

         "Qualified Surety Bond" means a surety bond issued by an insurance company rated in the highest category by S&P and Moody's and, if rated by A.M. Best & Company, must also be rated in the highest rating category by A.M. Best & Company.

         "Reimbursement Agreement" shall include the Insurance Agreement, dated as of April 1, 2002, among MBIA Insurance Corporation, UICI, the Corporation, UICI Funding, as the seller, UICI Funding, as the master servicer, and the Trustee, as amended and supplemented pursuant to the terms thereof.

         "Representation Letter" means the Blanket Letter of Representation letter between the Corporation and DTC in substantially the form attached as Exhibit G hereto.

         "Securities Act" means the Securities Act of 1933, as amended.




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         "Series 2002A Notes" means the Senior Notes authorized by Section 2.01 of this Second Supplemental Indenture and titled "Student Loan Asset Backed Notes, Senior Series 2002A-1 (Auction Rate Certificates)."

         "S&P" means Standard & Poor's Credit Market Services, a division of The McGraw-Hill Companies, Inc., its successors and assigns, and if such entity shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any nationally recognized securities rating agency designated by a Corporation Order, with written notice thereof to the Trustee and Credit Facility Provider.

         "Surety Provider" shall include MBIA Insurance Corporation and any successor thereof, as the provider of a Debt Service Reserve Policy.

         "Third Supplemental Indenture" means the Third Supplemental Indenture, dated as of April 1, 2002, by and between the Trustee and the Corporation, amending and supplementing the General Indenture, as amended and supplemented in accordance with the terms of the General Indenture.

         SECTION 1.03. AUTHORITY. This Second Supplemental Indenture is executed pursuant to the provisions of the General Indenture and a resolution of the Corporation.

         SECTION 1.04. DEFINITION OF INVESTMENT SECURITIES. As permitted by the definition of Investment Securities in Section 1.01 of the General Indenture, Investment Securities means the following categories of securities:

                  (a) Direct obligations of the United States of America (including obligations issued or held in book-entry form on the books of the Department of the Treasury, and CATS and TIGRS) or obligations the principal of and interest on which are unconditionally guaranteed by the United States of America.

                  (b) Bonds, debentures, notes or other evidence of indebtedness issued or guaranteed by any of the following federal agencies and provided such obligations are backed by the full faith and credit of the United States of America (stripped securities are only permitted if they have been stripped by the agency itself):

                           (i) U.S. Export-Import Bank (Eximbank)

                                    (A) Direct obligations or fully guaranteed
                           certificates of beneficial ownership

                           (ii) Farmers Home Administration (FmHA)

                                    (A) Certificates of beneficial ownership

                           (iii) Federal Financing Bank

                           (iv) Federal Housing Administration Debentures (FHA)



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                           (v) General Services Administration

                                    (A) Participation certificates

                           (vi) Government National Mortgage Association (GNMA
                  or "Ginnie Mae")

                                    (A) GNMA - guaranteed mortgage-backed Notes

                                    (B) GNMA - guaranteed pass-through
                           obligations

                           (vii) U.S. Maritime Administration

                                    (A) Guaranteed Title XI financing

                           (viii) U.S. Department of Housing and Urban
                  Development (HUD) Project Notes

                                    (A) Local Authority Notes

                                    (B) New Communities Debentures - U.S.
                           government guaranteed debentures

                                    (C) U.S. Public Housing Notes and Bonds -
                           U.S. government guaranteed public housing notes and bonds

                  (c) Bonds, debentures, notes, other evidence of indebtedness issued or guaranteed by any of the following non-full faith and credit U.S. government agencies (stripped securities are only permitted if they have been stripped by the agency itself):

                           (i) Federal Home Loan Bank System

                                    (A) Senior debt obligations

                           (ii) Federal Home Loan Mortgage Corporation (FHLMC or
                  "Freddie Mac")

                                    (A) Participation Certificates

                                    (B) Senior debt obligations

                           (iii) Federal National Mortgage Association (FNMA or
                  "Fannie Mae")

                                    (A) Mortgage-backed securities and senior
                           debt obligations

                           (iv) Student Loan Marketing Association (SLMA or
                  "Sallie Mae")

                                    (A) Senior debt obligations



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                           (v) Resolution Funding Corp. (REFCORP) obligations

                           (vi) Farm Credit System

                                    (A) Consolidated system-wide Notes and notes

                  (d) Money market funds, including money market funds for which the Trustee or an affiliate of the Trustee acts as adviser or provides other services, registered under the Federal Investment Company Act of 1940, whose shares are registered under the Federal Securities Act of 1933, and having a rating by S&P of "AAAm-G" or "AAA-m"; and a Moody's rating of "Aaa"; and if rated by Fitch rated "AA" or higher if the money market fund has the ability to maintain a stable one dollar net asset value per share and the shares are freely transferable on a daily basis.

                  (e) Certificates of deposit secured at all times by collateral described in (a) and/or (b) above. Such certificates must be issued by commercial banks, which may include the Trustee, savings and loan associations or mutual savings banks. The collateral must be held by a third party and the Registered Owners must have a perfected first security interest in the collateral.

                  (f) Certificates of deposit, savings accounts, deposit accounts or money market deposits which are fully insured by FDIC, including BIF and SAIF, and which may be issued by the Trustee.

                  (g) Investment agreements, including guaranteed investment contracts, forward purchase agreements and reserve fund put agreements acceptable to the Credit Facility Provider, and which may be issued by the Trustee.

                  (h) Commercial paper rated, at the time of purchase, "A-l+" or better by S&P and "P1" by Moody's and if rated by Fitch rated "F-l+."

                  (i) Bonds or notes issued by any state or municipality which are rated "A-l+" or "AA-" or better by S&P, "Aa2" or better by Moody's and, if rated by Fitch rated in one of its two highest rating categories, in one of the two highest rating categories.

                  (j) Federal funds or bankers acceptances with a maximum term of one year of any bank which has an unsecured, uninsured and unguaranteed obligation rating of "A-1" or "A" or better by S&P, "P1" or "A2" by Moody's and if rated by Fitch "F-1" or "A" or better.

                  (k) Repurchase agreements for 30 days or less must follow the following criteria.

         Repurchase agreements which exceed 30 days must be acceptable to the Credit Facility Provider and S&P.

         Repurchase agreements are agreements which provide for the transfer of securities from a dealer bank or securities firm (seller/borrower) to a counterparty (buyer/lender), and the transfer



                                       7
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of cash from the buyer/lender to the dealer bank or securities firm with an agreement that the dealer bank or securities firm will repay the cash plus a yield to the buyer/lender in exchange for the securities at a specified date.

                           (i) Repurchase agreements must be between the
                  buyer/lender and a dealer bank or securities firm, which include primary dealers on the Federal Reserve reporting dealer list which are rated "A" or above by S&P, "A2" or above by Moody's and if rated by Fitch "A."

                           (ii) The written repurchase agreements must include
                  the following:

                                    (A) Securities which are acceptable for
                           transfer are:

                                             (1) Direct U.S. governments or

                                             (2) Federal agencies backed by the
                                    full faith and credit of the U.S.
                                    government, FNMA and FHLMC

                                    (B) The term of the repurchase agreement may
                           be up to 30 days

                                    (C) The collateral must be delivered to the
                           buyer/lender, trustee (if trustee is not supplying the collateral) or third-party acting as agent for the trustee (if the trustee is supplying the collateral) before/simultaneous with payment (perfection by possession of certificated securities).

                                    (D) Valuation of collateral;

                                             (1) The securities must be valued
                                    weekly, marked-to-market at current market price plus accrued interest;

                                                      (a) The value of
                                             collateral must be equal to 104% of
                                             the amount of cash transferred by
                                             the buyer/lender to the dealer bank
                                             or security firm under the
                                             repurchase contract plus accrued
                                             interest. If the value of
                                             securities held as collateral slips
                                             below 104% of the value of the cash
                                             transferred by buyer/lender, then
                                             additional cash and/or acceptable
                                             securities must be transferred. If,
                                             however, the securities used as
                                             collateral are FNMA or FHLMC, then
                                             the value of collateral must equal
                                             105%.

                           (iii) Legal opinion must be delivered to the
                  buyer/lender that the repurchase agreement meets guidelines under state law for legal investment of public funds.


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

                                   ARTICLE II

             AUTHORIZATION, TERMS AND ISSUANCE OF SERIES 2002A NOTES

         SECTION 2.01. PRINCIPAL AMOUNT, DESIGNATION AND SERIES. Pursuant to the provisions of the General Indenture and this Second Supplemental Indenture, a Series of Notes entitled to the benefit, protection and security of the General Indenture is hereby authorized in the aggregate principal amount of $50,000,000, consisting of a Series of Senior Notes designated as and distinguished from the Notes of all other Series by the title "Student Loan Asset Backed Notes, Senior Series 2002A-1 (Auction Rate Certificates)" (the "Series 2002A Notes").

         SECTION 2.02. PURPOSES OF ISSUANCE. The Series 2002A Notes are issued for the purposes of obtaining funds to finance the acquisition of Student Loans, to purchase a Debt Service Reserve Policy and to pay certain Costs of Issuance related to the Series 2002A Notes.

         SECTION 2.03. DATES, MATURITIES AND INTEREST RATES. The Series 2002A Notes shall consist of Senior Notes which shall be dated the date of initial authentication and delivery thereof, shall bear interest at the Auction Rate described in Exhibit A hereto, shall mature on July 1, 2037 (subject to redemption prior to maturity as described herein) and shall be payable as described in Exhibit A hereto. For purposes of calculating the interest on the Series 2002A Notes to be deposited to the corresponding Interest Account of the Note Fund pursuant to Section 5.04(b) of the General Indenture, a Series 2002A Note for which an interest rate has not yet been determined shall be deemed to bear interest at the highest interest rate determined for such Series 2002A Note for the then current and preceding two Interest Periods.

         SECTION 2.04. FORM, DENOMINATION, NUMBERS AND LETTERS. The Series 2002A Notes shall be issued in the form of fully registered notes without coupons, in substantially the form set forth as Exhibit F hereto. The Series 2002A Notes shall be issued in the Authorized Denominations and shall be numbered separately from 1 upward preceded by the letter R prefixed to the number.

         SECTION 2.05. BOOK-ENTRY SYSTEM; LIMITED OBLIGATION OF CORPORATION.

                  (a) The Series 2002A Notes shall be initially issued in the form of a separate single certificated fully registered Note. Upon initial issuance, the ownership of all Series 2002A Notes shall be registered in the registration books kept by the Registrar in the name of Cede & Co., as nominee of DTC. Except as provided in Section 2.05(d) hereof, all of the Outstanding Series 2002A Notes shall be registered in the registration books kept by the Registrar in the name of Cede, as nominee of DTC.

                  (b) With respect to Series 2002A Notes registered in the registration books kept by the Registrar in the name of Cede, as nominee of DTC, the Corporation, the Trustee, the Registrar and the Paying Agent shall have no responsibility or obligation to any Participant or to any person on behalf of which a Participant holds an interest in the Series 2002A Notes. Without limiting the immediately preceding sentence, the Corporation, the Trustee, the Registrar and the Paying Agent shall have no responsibility or obligation with respect to
         (i) the accuracy of the records of DTC, Cede or any

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Participant with respect to any ownership interest in the Series 2002A Notes,
(ii) the delivery to any Participant or any other person, other than a Registered Owner, as shown in the registration books kept by the Registrar, of any notice with respect to the Series 2002A Notes, including any notice of redemption or (iii) the payment to any Participant or any other person, other than a Registered Owner, as shown in the registration books kept by the Registrar, of any amount with respect to principal of, premium, if any, or interest on the Series 2002A Notes. The Corporation, the Trustee, the Registrar and the Paying Agent may treat and consider the person in whose name each Series 2002A Note is registered in the registration books kept by the Registrar as the holder and absolute owner of such Series 2002A Note, as applicable, for the purpose of payment of principal, premium, if any, and interest with respect to such Series 2002A Note, for the purpose of giving notices of redemption and other matters with respect to such Series 2002A Note, for the purpose of registering transfers with respect to such Series 2002A Note, and for all other purposes whatsoever.

         The Paying Agent shall pay all principal of, premium, if any, and interest on the Series 2002A Notes only to or upon the order of the respective Registered Owners, as shown in the registration books kept by the Registrar, or their respective attorneys duly authorized in writing, and all such payments shall be valid and effective to fully satisfy and discharge the Corporation's obligations with respect to payment of principal of, premium, if any, and interest on the Series 2002A Notes, as applicable, to the extent of the sum or sums so paid. No person other than a Registered Owner, as shown in the registration books kept by the Registrar, shall receive a certificated Series 2002A Note evidencing the obligation of the Corporation to make payments of principal, premium, if any, and interest of the Series 2002A Notes pursuant to the Indenture. Upon delivery by DTC to the Registrar of written notice to the effect that DTC has determined to substitute a new nominee in place of Cede, and subject to the provisions herein with respect to record dates, the word "Cede" in this Second Supplemental Indenture shall refer to such new nominee of DTC; and upon receipt of such a notice the Registrar shall promptly deliver a copy of the same to the Trustee, if the Trustee is other than itself.

         (c) The Representation Letter in the form attached hereto as Exhibit G, has been executed and delivered on behalf of the Corporation and the Trustee. The Representation Letter and DTC's operational arrangements shall not in any way limit the provisions of Section 2.05(b) hereof or in any other way impose upon the Corporation any obligation whatsoever with respect to persons having interests in any Series of the Series 2002A Notes other than the Registered Owners, as shown on the registration books kept by the Registrar. The Registrar shall take all action necessary for all representations of the Corporation in the Representation Letter and DTC's operational arrangements with respect to the Paying Agents and the Registrar, respectively, to at all times be complied with.

         (d) (i) DTC may determine to discontinue providing its services with respect to the Series 2002A Notes at any time by giving reasonable notice to the Corporation, the Trustee and the Registrar and discharging its responsibilities with respect thereto under applicable law.

                           (ii) The Corporation, in its sole discretion and
                  without the consent of any other person, may terminate the services of DTC with respect to the Series 2002A Notes if the Corporation determines that:

                                    (A) DTC is unable to discharge its
                           responsibilities with respect to such Series of Series 2002A Notes, or

                                    (B) a continuation of the requirement that
                           all of the Outstanding Series 2002A Notes be registered in the registration books kept by the Registrar in the name of Cede, or any other nominee of DTC, is not in the best interest of the Beneficial Owners of the Series 2002A Notes.

                           (iii) Upon the termination of the services of DTC
                  with respect to the Series 2002A Notes pursuant to Section 2.05(d)(ii)(B) hereof, or upon the discontinuance or termination of the services of DTC with respect to the Series 2002A Notes, pursuant to Section 2.05(d)(i) or Section 2.05(d)(ii)(A) hereof after which no substitute Securities Depository willing to undertake the functions of DTC hereunder can be found which, in the opinion of the Corporation, is willing and able to undertake such functions upon reasonable and customary terms, the Corporation is obligated to deliver Series 2002A Note certificates, as described in the Indenture and the Series 2002A Notes shall no longer be restricted to being registered in the registration books kept by the Registrar in the name of Cede as nominee of DTC, but may be registered in whatever name or names Registered Owners transferring or exchanging Series 2002A Notes shall designate, in accordance with the provisions of the Indenture.

                  (e) Notwithstanding any other provision of the Indenture to the contrary, so long as any Series 2002A Note is registered in the name of Cede, as nominee of DTC, all payments with respect to principal of, premium, if any, and interest on such Series 2002A Note, as applicable and all notices with respect to such Series 2002A Note shall be made and given, respectively, in the manner provided in the Representation Letter and DTC's operational arrangements.

         SECTION 2.06. APPOINTMENT OF PAYING AGENT AND REGISTRAR. Zions First National Bank is hereby appointed Paying Agent and Registrar with respect to the Series 2002A Notes. In its capacity as Paying Agent and Registrar, Zions First National Bank hereby indicates its acceptance of the duties thereof by its execution of this Second Supplemental Indenture as Trustee.

         SECTION 2.07. APPOINTMENT OF AUTHENTICATING AGENT. The Corporation hereby determines that the appointment of an Authenticating Agent is necessary to the issuance of the Series 2002A Notes and hereby appoints Zions First National Bank as Authenticating Agent with respect to the Series 2002A Notes. In its capacity as Authenticating Agent, Zions First National Bank hereby indicates its acceptance of the duties thereof by its execution of this Second Supplemental Indenture as Trustee.

         SECTION 2.08. REDEMPTION.

                  (a) GENERAL. The Series 2002A Notes shall be subject to redemption by or on behalf of the Corporation prior to maturity upon notice as provided in this Section and Article VI of the General Indenture. Except as otherwise provided in this Section, if less than all of the Series 2002A Notes then Outstanding are to be redeemed, the particular Series 2002A Notes to be redeemed shall be selected in accordance with the written directions of the Corporation and the provisions of Section 6.04 of the General Indenture.

                  (b) OPTIONAL REDEMPTION OF THE SERIES 2002A NOTES. Subject to
         Section 3.04(e) hereof, the Series 2002A Notes are subject to redemption prior to their maturity at the option of the Corporation from any source of funds, including funds derived from the sale of Financed Student Loans, in whole or in part, on any date at a redemption price equal to 100% of the principal amount of such Series 2002A Notes or portions thereof redeemed, together with accrued interest thereon (including any Carry-over Amount thereon and any accrued interest on such Carry-over Amount) to the date of redemption.

                  (c) MANDATORY REDEMPTION OF THE SERIES 2002A NOTES.

                           (i) The Series 2002A Notes are subject to mandatory
                  redemption prior to their maturity on the first Interest Payment Date which is at least 45 days after February 1, 2006, or such later date agreed to in writing by the Credit Facility Provider, from moneys representing unexpended original proceeds of the Series 2002A Notes remaining on deposit in the Acquisition Fund on such date, in whole or in part, at a redemption price equal to 100% of the principal amount of such Series 2002A Notes or portions thereof redeemed, together with accrued interest thereon (but not including any Carry-over Amount thereon and any accrued interest on such Carry-over Amount) to the date of redemption. Any moneys representing unexpended original proceeds of the Series 2002A Notes remaining on deposit in the Acquisition Fund after the redemption described in this paragraph (i) (which amount must be less than an Authorized Denomination for the Series 2002A Notes) shall be transferred to the Revenue Fund.

                           (ii) The Notes, including the Series 2002A Notes, are
                  subject to mandatory redemption prior to their maturity on the first Interest Payment Date which is at least 45 days after July 1, 2005 from Recoveries of Principal on deposit in the Acquisition Fund on such date, or such later date agreed to in writing by the Credit Facility Provider, in whole or in part, at a redemption price equal to 100% of the principal amount of such Notes or portions thereof redeemed, together with accrued interest thereon (but not including any Carry-over Amount thereon and any accrued interest on such Carry-over Amount) to the date of redemption. Any moneys representing Recoveries of Principal remaining on deposit in the Acquisition Fund after the redemption described in this paragraph (ii) (which amount must be less than the smallest Authorized Denomination for the Notes) shall be transferred to the Revenue Fund. The Series of Notes to be redeemed shall be selected by the Corporation.

                           (iii) The Notes, including the Series 2002A Notes,
                  shall be subject to mandatory redemption prior to their maturity on each Interest Payment Date from Recoveries of Principal deposited to the Senior Principal Account of the Note Fund on the 45th day prior to such Interest Payment Date, in whole or in part, at a redemption price equal to 100% of the principal amount of such Notes or portions thereof redeemed, together with accrued interest thereon (but not including any Carry-over Amount thereon and any accrued interest on such Carry-over Amount) to the date of redemption. The Series of Notes to be redeemed shall be selected by the Corporation.

                  (d) NOTICE. Notice of the redemption of Series 2002A Notes shall be given pursuant to Section 6.04 of the General Indenture, except that notice shall be given at least thirty (30) days before the Redemption Date.

         SECTION 2.09. TRANSFER OF NOTES.

                  (a) Each Person who is or who becomes a Beneficial Owner of a Series 2002A Note shall be deemed by the acceptance or acquisition of such beneficial ownership interest to have agreed to be bound by the provisions of this Section. No beneficial ownership interest in a Series 2002A Note may be transferred, unless the proposed transferee shall have delivered to the Corporation and the Trustee either (i) evidence satisfactory to them that such Series 2002A Note has been registered under the Securities Act and has been registered or qualified under all applicable state securities laws to the reasonable satisfaction of the Corporation or (ii) an express agreement substantially in the form of the Investment Letter attached as Exhibit H-1 or Exhibit H-2 hereto by the proposed transferee to be bound by and to abide by the provisions of this Section and the restrictions noted in the Investment Letter; provided that compliance with the provisions of subparagraphs (i) and (ii) of this Section shall not be required if the proposed transferee is listed in the latest available S&P Rule 144A list of Qualified Institutional Buyers or other industry recognized subscriber services listing Qualified Institutional Buyers.

                  (b) The Corporation will, upon the request of any Beneficial Owner of any Outstanding Series 2002A Note, which Beneficial Owner is a qualified institutional buyer, provide such Beneficial Owner, and any qualified institutional buyer designated by such Beneficial Owner, such financial and other information as such Beneficial Owner may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Series 2002A Notes, except at such times as the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. For the purpose of this paragraph, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

         SECTION 2.10. EXECUTION OF REIMBURSEMENT AGREEMENT AND CUSTODIAN AGREEMENT. The Corporation hereby directs the Trustee to execute and deliver the Reimbursement Agreement with MBIA Insurance Corporation and the Custodian Agreement, dated as of March 1, 2002, among the Corporation, the Trustee and AFSA Data Corporation.

                                   ARTICLE III

                DEPOSITS INTO FUNDS AND ACCOUNTS; DISPOSITION OF
               PROCEEDS OF THE SALE OF THE SERIES 2002A NOTES; AND
                         USE AND DISBURSEMENTS OF FUNDS

         SECTION 3.01. DEPOSITS INTO FUNDS AND ACCOUNTS ON THE ISSUE DATE. The net proceeds of the sale of the Series 2002A Notes will be distributed and applied in accordance with the following provisions:

                  (a) On the Issue Date, the Trustee shall deposit into the Acquisition Fund an amount equal to $49,752,500.00, representing the net proceeds of the Series 2002A Notes, of which $25,333.00 shall be paid to MBIA Insurance Corporation as provider of the Credit Facility and the Debt Service Reserve Policy.

                  (b) On the Issue Date, the Corporation shall deliver to the Trustee the replacement Debt Service Reserve Policy in an amount equal to the initial Debt Service Reserve Requirement for the Series 2001A Notes and the Series 2002A Notes, for credit to the Senior Reserve Account of the Debt Service Reserve Fund to secure the payment of the principal of and interest on the Senior Notes. The Trustee is hereby directed to accept delivery of the Debt Service Reserve Policy and the Credit Facility.

         SECTION 3.02. PAYMENT OF EXPENSES AND COSTS OF ISSUANCE. The Trustee shall, upon written direction of the Corporation, pay Program Expenses from amounts available therefor in the Revenue Fund to the extent provided in Section
5.04 of the General Indenture. The Corporation shall pay Maintenance and Operating Expenses from amounts available therefor in the Operating Fund to the extent provided in Section 5.08 of the General Indenture. Notwithstanding the foregoing, Program Expenses and Maintenance and Operating Expenses to be paid from the Revenue Fund and the Operating Fund, respectively, shall be limited to the amounts shown in the Closing Cash Flow Statement relating to the Series 2002A Notes as certified to the Trustee by the Corporation. Costs of Issuance of the Series 2002A Notes shall be paid out of the Acquisition Fund.

         SECTION 3.03. INCREASE IN PROGRAM EXPENSES AND MAINTENANCE AND OPERATING EXPENSES. The Corporation may increase Program Expenses and Maintenance and Operating Expenses beyond the limit set forth in Section 3.02 hereof upon delivery to the Trustee of a subsequent Cash Flow Statement relating to the Series 2002A Notes and a Credit Confirmation (or, for Notes not subject to a Credit Facility, a Rating Confirmation). The Trustee shall have no duty to examine, know or determine any information set forth in any Cash Flow Statement and may conclusively rely on the certification of the Corporation.

         SECTION 3.04. DEBT SERVICE RESERVE FUND.

                  (a) On the Issue Date, there shall be credited to the Debt Service Reserve Fund the Debt Service Reserve Policy from MBIA Insurance Corporation, as the Surety Provider, which shall be deemed a deposit to the Debt Service Reserve Fund in the amount of the Debt Service Reserve Requirement for the Series 2001A Notes and the

         Series 2002A Notes. Amounts on deposit or available in the Debt Service Reserve Fund shall be applied as provided in Section 5.07 and Section
         5.12 of the General Indenture. If MBIA Insurance Corporation consents to the issuance of any additional Notes, MBIA Insurance Corporation is required under the terms of the Financial Guaranty Agreement to provide a replacement Debt Service Reserve Policy which permits the Debt Service Reserve Policy to be drawn upon to pay such additional Notes.

                  (b) After the application of any cash on deposit in the Debt Service Reserve Fund, if the Trustee determines pursuant to Section
         5.07 or Section 5.12 of the General Indenture that a further claim or draw upon the Debt Service Reserve Fund is required to pay the principal of or interest on the Notes, the Trustee shall draw on the Debt Service Reserve Policy. The Trustee shall make a Demand for Payment to the Surety Provider for any such required amount in the manner and as provided in the Debt Service Reserve Policy attached hereto as Exhibit I. Such Demand for Payment shall be given to the Surety Provider at least three Business Days prior to the date on which the funds are required.

                  (c) In the event that the amount on deposit in the Debt Service Reserve Fund falls below the Debt Service Reserve Requirement, there shall be deposited to the Debt Service Reserve Fund from money on deposit in the Revenue Fund, in accordance with Section 5.04(b) of the General Indenture, that sum of money needed to accumulate or reaccumulate the amount therein so that at all times the amount of the Debt Service Reserve Fund equals the Debt Service Reserve Requirement; provided that so long as the Debt Service Reserve Policy is in effect, in lieu of such repayments to the Debt Service Reserve Fund, an amount necessary to reinstate the Debt Service Reserve Policy shall be payable to the Surety Provider to be used to reinstate the Debt Service Reserve Policy in accordance with the Financial Guaranty Agreement prior to replenishing the Debt Service Reserve Fund.

                  (d) The Trustee shall maintain adequate records, verified with the Surety Provider, as to the amount available to be drawn at any time under the Debt Service Reserve Policy and as to the amounts paid and owing to the Surety Provider under the terms of the Financial Guaranty Agreement or any other documents relating to the Debt Service Reserve Policy.

                  (e) Any provisions in the General Indenture notwithstanding, no money shall be remitted to the Corporation from moneys on deposit in the Revenue Fund, pursuant to Section 5.04(b)(xx) or Section 5.11 of the General Indenture and no Notes shall be optionally redeemed by the Corporation, unless at the time of such transfer or optional redemption the Debt Service Reserve Policy is fully reinstated and all amounts currently due and owing to the Surety Provider under the Financial Guaranty Agreement or any other documents relating to the Debt Service Reserve Policy have been paid in full.

                  (f) Nothing herein shall be construed as limiting the right of the Corporation to deposit cash in the Debt Service Reserve Fund, to substitute a Debt Service Reserve Policy which constitutes a Qualified Surety Bond for the cash required hereunder, or to meet the Debt Service Reserve Requirement with a combination of cash and a Debt Service Reserve Policy which constitutes a Qualified Surety Bond.

         SECTION 3.05. RECOVERIES OF PRINCIPAL, RECYCLING. The Corporation may finance additional Student Loans with amounts on deposit in the Acquisition Fund before July 1, 2005, (or such later date approved in writing by the Credit Facility Provider) derived from Revenues and Recoveries of Principal on Financed Student Loans purchased with proceeds of the Series 2002A Notes (or with Recoveries of Principal derived therefrom); provided, however, the Credit Facility Provider may direct the Corporation in writing to not purchase any Student Loans at any time if the Credit Provider provides the Corporation and the Trustee with a certificate stating a reasonable basis why the financing of additional Student Loans should not continue, and the Credit Facility Provider may also subsequently permit Student Loans to again be purchased by giving written notice to the Corporation and the Trustee. Prior to July 1, 2005, (or such later date approved in writing by the Credit Facility Provider), Recoveries of Principal on Financed Student Loans purchased with proceeds of the Series 2002A Notes (or with Recoveries of Principal derived therefrom) shall be deposited to the Acquisition Fund. On and after July 1, 2005, (or such later date approved in writing by the Credit Facility Provider), all Recoveries of Principal on Financed Student Loans purchased with proceeds of the Series 2002A Notes (or with Recoveries of Principal derived therefrom) shall be deposited to the Senior Principal Account of the Note Fund and used to redeem Notes.

         SECTION 3.06. LIMITATION ON SALE OF FINANCED STUDENT LOANS. In the event that the sum of the value of (a) the Financed Student Loans (valued at par plus accrued interest and accrued Special Allowance Payments and Interest Subsidy Payments, if any) credited to the Acquisition Fund and (b) all cash and Investment Securities held in the Funds and Accounts (valued as set forth in the General Indenture or in the pertinent Supplemental Indenture, plus accrued interest, but excluding amounts irrevocably set aside to pay particular Notes pursuant to Section 13.01 of the General Indenture) shall be less than 100% of the sum of principal and accrued interest on all Outstanding Notes, the Corporation shall not direct the sale of Financed Student Loans, unless the Corporation shall have received a Credit Confirmation (or, for Notes not subject to a Credit Facility, a Rating Confirmation) (all as calculated and determined by the Corporation and evidenced in a Certificate of an Authorized Representative to the Trustee).

         SECTION 3.07. CASH FLOW STATEMENTS. The Corporation shall, no more frequently than once every 12 months, provide to the Credit Facility Provider, if requested in writing, a Cash Flow Statement based upon assumptions acceptable to the Credit Facility Provider. At the request of the Credit Facility Provider, if any, the Corporation shall provide a Cash Flow Statement upon the occurrence of an Event of Default or upon the Corporation's failure to pay principal or interest on any Notes Outstanding when and as the same shall become due.

         SECTION 3.08. PERFECTION OF FINANCED STUDENT LOANS AND DEFAULTED STUDENT LOANS. The Trustee shall have a first perfected security interest in all Financed Student Loans; provided that the foregoing shall not prevent a Servicer from releasing possession to the Corporation of the related promissory notes and other documentation with respect to Financed Student Loans in default in accordance with the provisions of its Servicing Agreement.

         SECTION 3.09. SERVICING OF FINANCED STUDENT LOANS. The Corporation will obtain from each Servicer copies of third party audits of such Servicer at least once each calendar year and upon the written request of the Credit Facility Provider upon the occurrence of an Event of Default under the Indenture to ensure that such Servicer is complying with the terms of the Servicing Agreement and the rules and regulations of the Corporation and provide such report to the Credit Facility Provider. Such report shall report such compliance in writing (or otherwise describe any noncompliance in such detail as shall be reasonably satisfactory to the Credit Facility Provider) and the Corporation shall provide such report to the Credit Facility Provider. In the event that the Corporation is notified (whether by such accountants or otherwise) of any material noncompliance by a Servicer with the due diligence standards, the Corporation shall use its best efforts to cause such Servicer to do all things necessary to cure such noncompliance. If a required audit of a Servicer is not received within 30 days after the time required or if a Servicer shall fail to cure noncompliance described in the preceding sentence within 60 days after the Corporation received notice thereof, the Corporation shall, at the written request of the Credit Facility Provider, arrange for the prompt substitution of such Servicer for the Financed Student Loans satisfactory to the Credit Facility Provider and the Corporation under a Servicing Agreement granting rights substantially identical to the rights granted under the initial Servicing Agreement with respect to the Financed Student Loans or otherwise satisfactory to the Credit Facility Provider. The Corporation covenants that each Servicing Agreement shall provide that the Corporation may terminate the Servicing Agreement and will, at the written direction of the Credit Facility Provider, if the Servicer refuses or fails to perform in a material fashion any part of its obligations under the Servicing Agreement, and fails or refuses to correct said action or lack of action within 60 days after written notice, upon 60 days' written notice to the Servicer. All written information required under this Section shall be delivered to each Credit Facility Provider and the Trustee within 15 days after receipt thereof by the Corporation. The Corporation covenants that all amendments to a Servicing Agreement will be consented to in writing by the Credit Facility Provider. The Corporation covenants that each Servicing Agreement shall provide that the Servicer thereunder shall, upon an Event of Default under the Indenture, service the Financed Student Loans as if the Credit Facility Provider is the owner of the Financed Student Loans (a third-party beneficiary) and the Credit Facility Provider pays the fees for such accounts. The Corporation covenants that pursuant to each Servicing Agreement or a related custody agreement, the Servicer will act as bailee and agent of the Financed Student Loans for the Trustee. The Corporation shall annually certify to the Trustee that each Servicer is in compliance with its Servicing Agreement

         SECTION 3.10. REPURCHASE OBLIGATION UNDER STUDENT LOAN PURCHASE AGREEMENTS. The Trustee, as a third-party beneficiary under the Student Loan Purchase Agreements entered into by the Corporation, shall have the right to request the repurchase of loans by the Seller thereunder upon the conditions and subject to the provisions contained in the Student Loan Purchase Agreement. The Trustee shall make such a request to the Seller thereunder to repurchase certain specific loans pursuant to the Student Loan Purchase Agreement if: (a) the Trustee has actual knowledge that the conditions precedent to such a repurchase obligation with respect to such loans have not been satisfied; (b) it has notified the Corporation in writing that such conditions have been satisfied; and (c) the Corporation has not exercised its right to request the repurchase of the applicable loans by the Seller within 30 days after receiving written notice from the Trustee.

         SECTION 3.11. ACQUISITION OF FUTURE PRIVATE LOANS. The characteristics of the Private Loans acquired by the Corporation or the Trustee and deposited to the Trust Estate subsequent to the Issue Date for the Series 2002A Notes shall not materially differ from the portfolio of Private Loans purchase on the Issue Date for the Series 2002A Notes (including, without limitation, school type and borrower credit scores), unless the Corporation and the Trustee receive the written approval of each Credit Facility Provider, if any, or if there is no Credit Facility Provider, a Rating Confirmation.

                                   ARTICLE IV

                            CREDIT FACILITY PROVIDER

         SECTION 4.01. RIGHTS OF CREDIT FACILITY PROVIDER CONTROLLING. Anything herein to the contrary notwithstanding, if a Credit Facility is in effect with respect to a Series of the Series 2002A Notes and the Credit Facility Provider is not in default of its obligation to make payments thereunder, the Credit Facility Provider shall be deemed to be the Registered Owner of all such Series of the Series 2002A Notes then Outstanding for all purposes (including, without limitation, all approvals, consents, waivers, authorizations, directions, inspections and the institution of any action), provided that nothing in this Section shall impair the rights of the Registered Owners to receive all payments due under the Series 2002A Notes, and the Credit Facility Provider shall have the exclusive right to exercise or direct the exercise of remedies on behalf of the Registered Owners of the Series 2002A Notes in accordance with the terms of the Indenture following an Event of Default, and the principal of all such Series 2002A Notes Outstanding may not be declared to be due and payable immediately without the prior written consent of the Credit Facility Provider.

         SECTION 4.02. PAYMENTS UNDER THE CREDIT FACILITY FOR THE SERIES 2002 NOTES.

                  (a) If, as of the second Business Day next preceding any Note Payment Date for the Series 2002A Notes is due, there are insufficient moneys available under the Indenture to pay all principal and interest coming due on the Series 2002A Notes on the next succeeding payment date, the Trustee shall immediately notify the Credit Facility Provider or its designee by telephone or telegraph, confirmed in writing by mail, of the amount of the deficiency.

                  (b) If the deficiency is made up in whole or in part prior to or on the Interest Payment Date or Principal Payment Date, the Trustee shall so notify the Credit Facility Provider or its designee.

                  (c) In addition, if the Trustee has notice that any of the Registered Owners have been required to disgorge payments of principal or interest on the Series 2002A Notes to the Corporation or to the trustee in bankruptcy for creditors or others pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes a voidable preference to such Registered Owner within the meaning of any applicable bankruptcy laws, then the Trustee shall notify the Credit Facility Provider or its designee of such fact by telephone or telegraphic notice, confirmed in writing by mail.

                  (d) The Trustee is hereby irrevocably designated, appointed, directed and authorized to act as attorney-in-fact for Registered Owners of the Series 2002A Notes as follows:

                           (i) if and to the extent there is a deficiency in
                  amounts required to pay interest on the Series 2002A Notes, the Trustee shall (A) execute and deliver to the Insurance Paying Agent, in form satisfactory to the Insurance Paying Agent, an instrument appointing the Credit Facility Provider as agent for such Registered Owner in any legal proceedings related to the payment of such interest and an assignment to the Credit Facility Provider of the claims for interest to which such deficiency rates and which are paid by the Credit Facility Provider, (B) receive as designee of the respective Registered Owner (and not as Trustee) in accordance with the tenor of the Credit Facility payment from the Insurance Paying Agent with respect to the claims for interest so assigned and
                  (C) disburse the same to such respective Registered Owners.

                           (ii) if and to the extent of a deficiency in amounts
                  required to pay principal of the Series 2002A Notes, the Trustee shall (A) execute and deliver to the Insurance Paying Agent an instrument appointing the Credit Facility Provider as agent for such Registered Owner in any legal proceeding relating to the payment of such principal and assignment to the Credit Facility Provider of any of the Series 2002A Notes surrendered to the Insurance Paying Agent of so much of the principal amount thereof as has not previously been paid or for which moneys are not held by the Trustee and available for such payment (but such assignment shall be delivered only if payment from the Insurance Paying Agent is received), (B) receive as designee of the respective Registered Owners (and not as Trustee) in accordance with the tenor of the Credit Facility payment therefor from the Insurance Paying Agent and
                  (C) disburse the same to such Registered Owner.

                  (e) Payments with respect to claims for interest on and principal of Series 2002A Notes disbursed by the Trustee from proceeds of the Credit Facility shall not be considered to discharge the obligation of the Corporation with respect to such Series 2002A Notes, and the Credit Facility Provider shall become the Registered Owner of such unpaid Series 2002A Notes and claims for interest in accordance with the tenor of the assignment made to it under the provisions of this subsection or otherwise.

                  (f) Irrespective of whether any such assignment is executed and delivered, the Corporation and the Trustee hereby agree for the benefit of the Credit Facility Provider that:

                           (i) they recognize that to the extent the Credit
                  Facility Provider makes payments, directly or indirectly (as by paying through the Trustee), on account of principal of or interest on the Series 2002A Notes, the Credit Facility Provider will be subrogated to the rights of such Registered Owners to receive the amount of such principal and interest from the Corporation, with interest thereon as provided and solely from the sources stated in the Indenture and the Series 2002A Notes; and

                           (ii) they will accordingly pay to the Credit Facility
                  Provider the amount of such principal and interest (including principal and interest recovered under subparagraph (ii) of the first paragraph of the corresponding Credit Facility, which principal and interest shall be deemed past due and not to have been paid), with interest thereof as provided in this Second Supplemental Indenture and the Series 2002A Notes, but only from the sources and in the manner provided herein for the payment of principal of and interest on the Series 2002A Notes to Registered Owners and will otherwise treat the Credit Facility Provider as the owner of such rights to the amount of such principal and interest.

         SECTION 4.03. NOTICES, CONSENTS, MISCELLANEOUS.

                  (a) In connection with the issuance of additional Notes, if any, under the General Indenture, the Corporation shall deliver to the Credit Facility Provider a copy of the disclosure document, if any, circulated with respect to such additional Notes.

                  (b) No amendment or supplement shall be made to the General Indenture, this Second Supplemental Indenture, the Auction Agency Agreement, the Broker-Dealer Agreement, any Student Loan Purchase Agreement, any Servicing Agreement, any Liquidity Facility or any Reimbursement Agreement of any Liquidity Facility Provider without prior written consent of the Credit Facility Provider. Copies of any amendments or supplements made to the documents executed in connection with the issuance of the Series 2002A Notes which are consented to in writing by the Credit Facility Provider shall be sent to the Rating Agencies by the Corporation.

                  (c) The Credit Facility Provider shall receive written notice of the resignation or removal of the Trustee and any successor trustee must be approved by the Credit Facility Provider. The Credit Facility Provider shall receive written notice of the resignation or removal of any Paying Agent and any successor paying agent must be approved in writing by the Credit Facility Provider.

                  (d) The Credit Facility Provider shall receive from the Corporation copies of all notices required to be delivered to Registered Owners or to the Trustee. The Credit Facility Provider shall receive copies, on an annual basis, of the Corporation's audited financial statements and annual budget and, on a quarterly basis, copies of the Corporation's unaudited financial statements.

                  (e) While any Series 2002A Notes are Outstanding, the Credit Facility Provider shall approve in writing any Liquidity Facility Provider and the terms of any Liquidity Facility.

                  (f) While the Credit Facility is in effect, the Trustee will furnish the Credit Facility Provider with such information as it may reasonably request regarding the Series 2002A Notes, as appears from the books and records under its custody and control, or as otherwise known to it. The Trustee will permit the Credit Facility Provider to have access to and make copies at the Credit Facility Provider's own expense of all such books and records at any reasonable time.

                  (g) While the Credit Facility is in effect, the Corporation agrees to permit the Credit Facility Provider to examine, visit and inspect, at any reasonable time, upon reasonable notice, the Financed Student Loans acquired, originated or refinanced with the net proceeds of the Notes, and its facilities, and any accounts, books and records, including their receipts, disbursements, contracts, investments and any other matters relating thereto and to their financial standing, and to supply such reports and information as the Credit Facility Provider may reasonably require. An Authorized Representative of the Corporation shall, at the reasonable written request of the Credit Facility Provider, discuss its financial matters with the Credit Facility Provider or a designee and provide the Credit Facility Provider with copies of any documents that are reasonably requested by the Credit Facility Provider or a designee and have a material financial affect on it.

                  (h) The Credit Facility Provider shall be notified by the Trustee (i) immediately upon its actual knowledge of the occurrence of an Event of Default or of any event that with notice and/or with the lapse of time could become an Event of Default and (ii) of any redemption of Series 2002A Notes at the same time that the Registered Owners of the Series 2002A Notes to be redeemed are notified. All notices, reports, statements, schedules, and certificates to be delivered to or by the Trustee, or to a Registered Owner of a Series 2002A Note or available at the request of the Registered Owners shall also be provided to the Credit Facility Provider. In addition, all opinions to be delivered to or by the Trustee, or to a Registered Owner of a Series 2002A Note shall also be addressed to the Credit Facility Provider. All notices required to be given to the Credit Facility Provider under this Second Supplemental Indenture shall be in writing and shall be sent by registered or certified mail addressed to MBIA Insurance Corporation, 113 King Street, Armonk, New York, 10504,
         Attention: Insured Portfolio Management--PCF.

                  (i) Notwithstanding any other provision to the contrary in this Second Supplemental Indenture, the Credit Facility Provider is an express third-party beneficiary of and may enforce this Second Supplemental Indenture as if a party thereto.

         SECTION 4.04. CONSENTS, ETC. BY CREDIT FACILITY PROVIDER LIMITED. Notwithstanding any other provision of this Second Supplemental Indenture or the General Indenture to the contrary, no consent of or notice to the Credit Facility Provider shall be required under any provision of this Second Supplemental Indenture or the General Indenture nor shall the Credit Facility Provider have any right to receive notice of, consent to, direct or control any actions, restrictions, rights, remedies, waivers or accelerations pursuant to any provision of this Second Supplemental Indenture or the General Indenture after each Credit Facility has expired or during any time which:

                  (a) the Credit Facility Provider is in default in its obligation under the Credit Facility;

                  (b) the Credit Facility for any reason ceases to be valid and binding on the Credit Facility Provider or is declared to be null and void, or the validity or enforceability of any material provision of the Credit Facility is denied by the Credit Facility Provider or any governmental agency or authority, or the Credit Facility Provider is denying further liability or obligation under the Credit Facility, contrary to the terms of either Credit Facility;

                  (c) a petition has been filed and is pending against the Credit Facility Provider under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and has not been dismissed within 30 days after such filing; or

                  (d) the Credit Facility Provider has filed a petition, which is pending, under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or has consented to the filing of any petition against it under such law.

         SECTION 4.05. RATING NOTIFICATIONS UPON A CREDIT CONFIRMATION. Each Rating Agency shall receive a Rating Notification any time a Credit Facility Provider has been requested to provide, or has actually provided to, the Corporation or the Trustee a Credit Confirmation.

                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION 5.01. SECOND SUPPLEMENTAL INDENTURE CONSTRUED WITH GENERAL INDENTURE. All of the provisions of this Second Supplemental Indenture shall be deemed to be and construed as part of the General Indenture to the same extent as if fully set forth therein.

         SECTION 5.02. GENERAL INDENTURE AS SUPPLEMENTED TO REMAIN IN EFFECT. Save and except as herein supplemented by this Second Supplemental Indenture, the General Indenture shall remain in full force and effect.

         SECTION 5.03. SEVERABILITY. In any section, paragraph, clause or provision of this Second Supplemental Indenture shall for any reason be held to be invalid or unenforceable, the invalidity or unenforceability of such section, paragraph, clause or provision shall not affect any of the remaining provisions of this Second Supplemental Indenture.

         SECTION 5.04. CONFIRMATION OF ACTIONS. All action (not inconsistent with the provisions of this Second Supplemental Indenture) heretofore taken by the Corporation, directed toward the issuance and sale of the Series 2002A Notes is hereby ratified, approved and confirmed.

         SECTION 5.05. GOVERNING LAW. This Second Supplemental Indenture shall be construed in accordance with the laws of the State.

         SECTION 5.06. NOTICES. Any notice, demand, direction, request or other instrument authorized or required by this Second Supplemental Indenture to be given to or filed with the Corporation shall be deemed to have been sufficiently given or filed for all purposes, if any, when delivered or sent by facsimile transmission, confirmed by first class mail, postage prepaid, and shall be deemed given when transmitted (answer back confirmed) to the addresses given in
Section 13.04 of the General Indenture and as follows:

        If to the Corporation:           CFLD-I, Inc.
                                         3320 Holcomb Bridge Road, NW
                                         Norcross, Georgia 30092
                                         Attention: President
                                         Fax: (770) 248-9307

                                         with a copy to:

                                         UICI
                                         4001 McEwen Blvd.
                                         Dallas, TX 75244
                                         Attention: Glenn Reed, Esq.
                                         Facsimile: (972) 392-6717

         If to the Trustee,
         Tender Agent,
         Paying Agent,
         Registrar, and
         Authenticating Agent:           Zions First National Bank
                                         717 Seventeenth Street, Suite 301
                                         Denver, Colorado 80202
                                         Attention: Corporate Trust Department
                                         Fax: (720) 947-7480

         If to the Auction Agent:        Bankers Trust Company
                                         100 Plaza One, 6th Floor
                                         Jersey City, New Jersey 07311
                                         Attention: Assistant Vice President
                                         Fax: (201) 860-3119

         If to the Broker-Dealer:        UBS PaineWebber Inc.
                                         1285 Avenue of the Americas, 15th Floor
                                         New York, New York 10019
                                         Attention: Manager, Short Term Desk
                                         Fax: (212) 713-3797

         If to Moody's:                  Moody's Investors Service, Inc.
                                         99 Church Street
                                         New York, New York 10047
                                         Attention: ABS Monitoring Department
                                         Fax: (212) 298-7139

         If to Fitch:                    Fitch Ratings
                                         One State Street Plaza, 31st Floor
                                         New York, NY 10004
                                         Attention: ABS Group
                                         Fax: (212) 635-0466



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

         If to Credit Facility Provider:     MBIA Insurance Corporation
                                             113 King Street
                                             Armonk, NY 10504
                                             Attention: IPM-SF
                                             Fax: (914) 765-3184

         If to Surety Provider:              MBIA Insurance Corporation
                                             113 King Street
                                             Armonk, NY 10504
                                             Attention: IPM-SF
                                             Fax: (914) 765-3184

         To any other Indenture Agent: to such facsimile number and address as such Indenture Agent shall indicate in the acceptance of office filed by each such Indenture Agent pursuant to Section 13.04 of the General Indenture.

         The Corporation, the Trustee, the Credit Facility Provider, the Surety Provider, any other Indenture Agent and a Rating Agency, may, by like notice to each other such person, designate any further or different facsimile numbers and addresses to which subsequent notices shall be sent.

         The parties, by like notice to each other person, may designate any further or different addressed to which subsequent notices shall be sent.

         The Corporation shall give written notice to the Rating Agencies and any Credit Facility Provider of each of the following events, promptly following the occurrence thereof:

                  (a) any change in the identity of the Trustee;

                  (b) any change in the identity of the Surety Provider;

                  (c) any material amendments in or supplements to the General Indenture or this Second Supplemental Indenture; or

                  (d) the redemption or defeasance of all the Outstanding Series 2002A Notes.

         SECTION 5.07. RIGHTS OF CREDIT FACILITY PROVIDER. The Credit Facility Provider may not exercise its rights and remedies under this Second Supplemental Indenture and the General Indenture if the Credit Facility Provider is then in default under the Credit Facility or bankrupt or insolvent.

         SECTION 5.08. EXECUTION IN COUNTERPARTS. This Second Supplemental Indenture may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original; but such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the undersigned President and Secretary of the Corporation and an authorized officer of the Trustee have hereunto executed this Second Supplemental Indenture as of the date first written above.

                                           CFLD-I, INC.

                                           By /s/ GLENN W. REED
                                              ----------------------------------
                                              Glenn W. Reed, President


Attest:


By /s/ PEGGY G. SIMPSON
   -------------------------------
   Peggy G. Simpson, Secretary

                                           ZIONS FIRST NATIONAL BANK, as Trustee

                                           By /s/ DAVID W. BATA
                                              ----------------------------------
                                               David W. Bata, Vice President

         The undersigned representative of MBIA Insurance Corporation, as the sole Credit Facility Provider, hereby consents to the execution and delivery of this Second Supplemental Indenture, to the issuance and delivery of the Series 2002A Notes thereunder and to the replacement of the Debt Service Reserve Policy for the Series 2002A Bonds.

                                             MBIA INSURANCE CORPORATION

                                             By /s/ LISA A. WILSON
                                                --------------------------------
                                             Name: Lisa A. Wilson
                                                   -----------------------------
                                             Title: Assistant Secretary
                                                    ----------------------------



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